MERRILL LYNCH LIFE INSURANCE COMPANY
Merrill Lynch Life Variable Annuity
Separate Account A
Supplement Dated March 11, 2009
to the
Prospectus For
INVESTOR CHOICE (INVESTOR SERIES)
(Dated May 1, 2008)
ML LIFE INSURANCE COMPANY OF NEW YORK
ML of New York Variable Annuity
Separate Account A
Supplement Dated March 11, 2009
to the
Prospectus For
INVESTOR CHOICE (INVESTOR SERIES)
(Dated May 1, 2008)
This supplement describes a change to the variable annuity contracts listed above (the “Contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
Liquidation of Portfolio
We have been advised by the trustees of the Pioneer Variable Contracts Trust that the Pioneer Small Cap Value VCT Portfolio will liquidate on or about April 24, 2009 (the “Fund Liquidation Date”). The subaccount investing in the Pioneer Small Cap Value VCT Portfolio will be closed to allocations of new premiums and incoming transfers of account value, effective as of the close of business on April 17, 2009. If you allocate any portion of a new premium payment to the subaccount investing in the Pioneer Small Cap Value VCT Portfolio after the close of business on April 17, 2009, we will not accept the premium payment. We will also refuse to execute any transfers directed to the subaccount investing in the Pioneer Small Cap Value VCT Portfolio after the close of business on April 17, 2009.
If you currently have account value allocated to the subaccount that invests in the Pioneer Small Cap Value VCT Portfolio, we suggest that you provide us with a transfer request prior to close of business on April 17, 2009. You may transfer your account value to any of the subaccounts investing in the Funds listed in your Prospectus provided your updated investment allocations do not violate any allocation guidelines and restrictions applicable to certain optional guaranteed benefits. If you elected an optional guaranteed benefit that imposes allocation guidelines and restrictions, you should discuss your reallocation from the Pioneer Small Cap Value VCT Portfolio with your Financial Advisor to ensure that the composition of your updated allocations does not violate the allocation guidelines and restrictions.
The Funds available for investment represent a wide variety of investment objectives and strategies. Please see the section entitled “The Funds” in your Prospectus for a list of the Funds and their investment objectives. You may request a transfer in writing or, once we receive proper authorization, by telephone or through your Financial Advisor or another person that you designate. For more information on transfer requests, please see “Transfers Among Subaccounts” in your Prospectus. To obtain an additional copy of the most current Prospectus or the current prospectus for any of the Funds listed in your Prospectus, you may contact your Financial Advisor or call or write the Service Center at the phone number or address listed below.
PSCVVCTP0313

If we do not receive your transfer request by the close of business on April 17, 2009, we will reallocate your account value from the subaccount that invests in the Pioneer Small Cap Value VCT Portfolio to the subaccount that invests in the BlackRock Money Market V.I. Fund of the BlackRock Variable Series Funds, Inc. The BlackRock Money Market V.I. Fund’s investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the forgoing objectives. It is advised by BlackRock Advisors, LLC and subadvised by BlackRock Institutional Management Corporation. Please note that the BlackRock Money Market V.I. Fund is considered a “Restricted Subaccount” for certain optional guaranteed benefits. Please refer to your prospectus for additional information.
There is no charge for a voluntary transfer of account value from the subaccount investing in the Pioneer Small Cap Value VCT Portfolio to a subaccount investing in another Fund or for our reallocation of account value to the subaccount that invests in the BlackRock Money Market V.I. Fund. In addition, if we reallocate your account value to the subaccount investing in the BlackRock Money Market V.I. Fund, you will not be charged for any transfer from that subaccount to another available subaccount if made within 60 days of the Fund Liquidation Date. The transfer or reallocation also will not count as a transfer for purposes of the twelve free transfers that you receive each contract year.
If You are Enrolled in the Asset Allocation Program: If you are enrolled in the Asset Allocation Program and the model you selected has an allocation to the subaccount investing in the Pioneer Small Cap Value VCT Portfolio, the assets invested in this fund will be reallocated as part of the quarterly asset allocation reallocation process scheduled for March 31, 2009.
If You Currently Participate in an Automatic Investment Program: If you are participating in any automatic investment program such as the Rebalancing Program, the Dollar Cost Averaging Program or the Automatic Investment Feature and currently invest in or have designated future allocations to the subaccount investing in the Pioneer Small Cap Value VCT Portfolio you must provide our Service Center with new allocation instructions as soon as possible. If we do not receive updated allocation instructions from you as of the close of business on April 17, 2009, then your participation in any automatic investment program will terminate on that date.
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If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.